                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE:     Aerovox, Inc.                                  CASE NO.:  01-14680jnf
                                                          JUDGE:  Joan N. Feeney

DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING March 30, 2002 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing February 24, 2002 and ending March 30, 2002 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

Pages
-----
1 - 6      Monthly Reporting Questionnaire (Attachment 1)

7 - 8      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  9        Summary of Accounts Receivable (Form OPR-3)

10-11      Schedule of Post-petition Liabilities (Form OPR-4)

 12        Income Statement (Form OPR-5)

 13        Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  April 14, 2002

                             DEBTOR(S)-IN-POSSESSION


                                   By:
                                      ------------------------------
                                                (Signature)

                                      --------------------------------
                                                (Signature)

                                      Name & Title:   F. Randal Hunt
                                                      --------------
                                                      CFO & Sr. Vice President
                                                      -------------------------
                                      Address:        167 John Vertente Blvd.
                                                      -----------------------
                                                      New Bedford, MA  02745
                                                      -------------------------
                                      Telephone:      (508) 910-3200
                                                      --------------

                                                                    Exhibit 99.1
                                                                    Attachment 1
                                                                          Page 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: March 30, 2002


1. Payroll: State the amount of all executive wages paid and taxes withheld -------- and paid.


      Name and Title of Executive                              Wages Paid               Taxes Withheld
      ---------------------------                        --------------------          -----------------
                                                          Gross          Net           Due         Paid
                                                         ------        ------          ---        ------
      Robert D. Elliott       CEO & President            38,462        20,801            0        14,204

      F. Randal Hunt          CFO & Sr. Vice             14,904         9,053            0         4,735
                              President

      Martin Hudis            Sr. VP Technology          19,231        11,702            0         5,786


      TOTALS                                             72,597        41,556            0        24,725

                                                                    Exhibit 99.1
                                                                    Attachment 1
                                                                          Page 2
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: March 30, 2002

2.    Insurance:     Is workers' compensation and other insurance in effect? Yes
      ----------     Are payments current?  Yes
                     If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.





                                                Coverage               Expiration             Date
      Type                 Carrier Name    Amount      Policy #           Date            Premium Coverage
      ----                 ------------    ------      --------           ----            ----------------
      Homeowners           NONE

      Rental Property      NONE

      Liability            See Attached

      Vehicle

      Workers              See Attached
      Compensation

                                                                    Exhibit 99.1
                                                                    Attachment 1
                                                                          Page 3
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: March 30, 2002

      3. Bank Accounts
         -------------

                                                    Payroll          Operating        Operating       Operating      Debit Card
                                                    -------          ---------        ---------       ---------      ----------
      Bank Name                                     Citizens          Citizens         Fleet           Fleet         Citizens
      Account #                                   110315-944-2      1103-159-450     9429117763       50010879      1103159469

      Beginning Book Balance                          17711.32         287973.63      233945.01              0         5254.63
      Plus: Deposits                                 646007.70        4749098.73     4155134.94              0               0
      Less: Disbursements                           -645151.49       -4865105.40                             0        -3346.08
      Other: Transfers In/Out                                0        1000000.00    -4102753.40              0               0
                                                             -        ----------    -----------              -               -

      Ending Book Balance                             18567.53        1171966.96      286326.55              0         1908.55


      3. Bank Accounts-continued

                                                    Savings           Checking         Payroll                          TOTALS
                                                    -------           --------         -------                          ------
      Bank Name                                     Citizens          Keybank          Fleet
      Account #                                     1103159507     19968100261      005119-1739
      Beginning Book Balance                        3000000.00               0                0                      3,544,884.59
      Plus: Deposits                                   3703.01                                0                      9,553,944.38
      Less: Disbursements                                    0               0                0                     -5,513,602.97
      Other: Transfers In/Out                      -1000000.00               0                                      -4,102,753.40
                                                   -----------               -                                      -------------

      Ending Book Balance                           2003703.01               0                0                      3,482,472.60

                                                                    Exhibit 99.1
                                                                    Attachment 1
                                                                          Page 4
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: March 30, 2002


4.    Post-petition Payments: List any post-petition payments to professionals and payments on post-petition debts in the schedule below (attach separate sheet if necessary).

                Payments To/On               Amount            Date           Check #
                --------------               ------            ----           -------
      Professionals (attorneys,
        accountants, etc.)
      Argus Management                     6,260.90        03/01/02      Wire Transfer
      Argus Management                     4,483.60        03/08/02      Wire Transfer
      Argus Management                       528.00        03/15/02      Wire Transfer
      Argus Management                     7,213.20        03/28/02      Wire Transfer
      Argus Management                     8,771.50        03/01/02      Ck # 4616

      Pre-petition debts:                 None

                                                                    Exhibit 99.1
                                                                    Attachment 1
                                                                          Page 5
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: March 30, 2002

                                                                        Coverage                      Expiration
         Type                     Carrier Name                     Amount      Policy #             Premium Coverage
         ----                     ------------                   ----------  -------------          -----------------
Umbrella Liability      Royal Insurance Co. of America           44,010,000  PLA3793390001          12/31/01-12/31/02

Flood Ins               National Flood Ins. Program               1,000,000  3000240294             03/07/01-03/07/02

Int'l Property          American & Foreign Ins. Co.              15,115,000  AIB0095150001          12/31/01-12/31/02

International General   American & Foreign Ins. Co.              $2,000,000  AIB95150001            12/31/01-12/31/02
Liability                                                   aggregate limit

International Auto      American & Foreign Ins. Co.          $1,000,000 CSL  AIB5150001             12/31/01-12/3102

Domestic Property       Affiliated FM Ins Co                     89,112,103  AL219                  12/31/01-12/31/02

Domestic Auto           American & Foreign Ins. Co.               3,038,000  AMHX184690             12/31/01-12/31/02

General Liability &     American & Foreign Ins. Co.               7,110,000  AST1127530001          12/31/01-12/31/02
Employee Benefits
Liability

D&O                     Federal Ins. Co.                          7,500,000  81303380E              12/31/01-07/01/02

*Workers Comp           Fidelity & Deposit (Fid. Bond)            2,800,000  #LPM 833508503         Bond still in place
                                                                                                    for prev. open claims

Workers Comp            Aim Mutual Ins. Co.                       1,500,000  WCC500044901-2001      11/01/01-12/31/02

*Employee H&W           BCBS                                      2,000,000  #0004119               01/01/02-12/31/02
  Benefits              Medical Claims                                       #MLN00374
                        Delta Dental                                         #1128

Workers Comp            Security Ins Co of Hartford (AL & TX)     1,500,000  NNE10058500            10/01/01-10/01/02

Errors & Omissions      Royal & SunAlliance Ins. Co.             $2,000,000  ALB001539              12/31/01-12/31/02
                                                            aggregate limit

Mexico Property         Seguros Commercial America              $17,388,352  QR100496               12/31/01-12/31/02

Mexico General          Seguros Commercial America                 $100,000  LR100072               12/31/01-12/31/02
Liability                                                         aggregate

Executive Protection    Federal Ins. Co.                   $1,000,000 limit  81595611B              07/19/01-07/19/02